UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 15, 2008

LATTICE INCORPORATED
(Exact name of registrant as specified in charter)

Delaware		22-2011859
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization		Identification No.)

7150 N. Pennsauken, New Jersey 08109
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856)910-1166

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 15, 2008 Lattice Incorporated (the “Company”) issued a press release announcing its results for the year ended December 31, 2007, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On April 15, 2008, the Company hosted a conference call to discuss its results for the year end December 31, 2007. The transcript of the conference call is attached hereto as Exhibit 99.2 During the conference call, the Company provided certain information regarding the Company’s EBITDA for 2007.

EBITDA is considered a non-GAAP financial measure as defined under SEC rules. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Management believes that EBITDA is one of the appropriate measures for evaluating our operating performance because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet and make strategic acquisitions. However, this measure should be considered in addition to, and not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the SEC. The following is a reconciliation of the EBITDA measures discussed in our conference to the most directly comparable GAAP measures as is required under SEC rules regarding the use of non-GAAP financial measures:

Reconciliation of reported Operating Income (Loss) to Non-GAAP “EBITDA”:
	2007	2006
Operating Income (Loss)	($1,740,834)	$455,886
Add Non-cash items:
Depreciation & Amortization	2,024,737	780,285
Share-based compensation	245,760	90,612
Earnings before interest, taxes, depreciation and amortization (“EBITDA” )	$529,663	$1,326,783

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1	Press Release of Lattice Corporation dated April 15, 2008
99.2	Transcript of April 15, 2008 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE CORPORATION

Date: April 21, 2008	By:	/s/ Joe Noto
Name: Joe Noto Chief Financial Officer, Principal Accounting Officer